POWER OF ATTORNEY

The undersigned Trustee of Williamsburg Investment Trust, a Massachusetts business trust, hereby constitutes and appoints John L. Chilton, Dina A. Tantra, Simon H. Berry, Elizabeth A. Santen and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of May, 2018.

/s/ John P. Ackerly
John P. Ackerly IV, Trustee

POWER OF ATTORNEY

The undersigned Trustee of Williamsburg Investment Trust, a Massachusetts business trust, hereby constitutes and appoints John L. Chilton, Dina A. Tantra, Simon H. Berry, Elizabeth A. Santen and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of May, 2018.

/s/ John T. Bruce
John T. Bruce, Trustee

POWER OF ATTORNEY

The undersigned Trustee of Williamsburg Investment Trust, a Massachusetts business trust, hereby constitutes and appoints John L. Chilton, Dina A. Tantra, Simon H. Berry, Elizabeth A. Santen and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of May, 2018.

/s/ Robert S. Harris
Robert S. Harris, Trustee

POWER OF ATTORNEY

The undersigned Trustee of Williamsburg Investment Trust, a Massachusetts business trust, hereby constitutes and appoints John L. Chilton, Dina A. Tantra, Simon H. Berry, Elizabeth A. Santen and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of May, 2018.

/s/ Harris V. Morrissette
Harris V. Morrissette, Trustee

POWER OF ATTORNEY

The undersigned Trustee of Williamsburg Investment Trust, a Massachusetts business trust, hereby constitutes and appoints John L. Chilton, Dina A. Tantra, Simon H. Berry, Elizabeth A. Santen and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of May, 2018.

/s/ George K. Jennison
George K. Jennison, Trustee

POWER OF ATTORNEY

The undersigned Trustee of Williamsburg Investment Trust, a Massachusetts business trust, hereby constitutes and appoints John L. Chilton, Dina A. Tantra, Simon H. Berry, Elizabeth A. Santen and each of them, attorneys for the undersigned and in her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of May, 2018.

/s/ Elizabeth W. Robertson
Elizabeth W. Robertson, Trustee